UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 4, 2025

MOLECULIN BIOTECH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37758	47-4671997
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

5300 Memorial Drive, Suite 950, Houston, TX 77007
(Address of principal executive offices and zip code)

(713) 300-5160
(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).          Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	MBRX	The NASDAQ Stock Market LLC

Item 7.01.	Regulation FD Disclosure

On June 4, 2025, Moleculin Biotech, Inc. (the “Company”) issued a press release to announce that it reported positive topline efficacy results from its completed U.S. Phase 1B/2 clinical trial evaluating Annamycin for the treatment of soft tissue sarcoma lung metastases (“STS lung mets”) (MB-107). A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be “filed” for the purpose of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (“Securities Act”), unless specifically identified therein as being incorporated by reference.

Item 8.01.	Other Events.

On June 4, 2025, the Company reported positive topline efficacy results from our completed U.S. Phase 1B/2 clinical trial evaluating Annamycin for the treatment of soft tissue sarcoma lung metastases (“STS lung mets”) (MB-107). The MB-107 trial was a multi-center, open-label, single-arm monotherapy study that in Phase 1B determined the Maximum Tolerable Dose and Recommended Phase 2 Dose (“MTD”, “RP2D” respectively) and safety of Annamycin and in Phase 2 explored the efficacy of Annamycin as a single agent for the treatment of subjects with STS lung mets for which chemotherapy was considered appropriate.

Topline Efficacy Results Summary

• Clinical Benefit Rate (“CBR”) was 59.4% (n=32), comprised of 18 subjects with stable disease and 1 subject with a partial response (no subjects achieved Complete Response or CR)

• Progression Free Survival (“PFS”) & Overall Survival (“OS”):

• Dose and regimen optimized subjects demonstrated PFS of ~4 months and OS of ~20 months

• Overall (N=36) Median PFS was 63 days, with a 95% Confidence Interval (“CI”) between 43 and 105 days

• Median OS was 411 days, with a 95% CI between 241 and 583 days

• In Phase 2 (N=17) at 330 mg/m2:

• Median PFS was 105 days and OS for all-comers (median 6 prior therapies) of 13.5 months exceeded typical results for 2nd line monotherapies (8-12 months)1

• OS/PFS was higher (19.9 months/127 days) for subjects with fewer prior therapies (≤2) (n=7) and receiving doses of Annamycin ≤ 330 mg/m2 (the RP2D)

• Results suggest overall disease control was better at 330 mg/m2, but once combined with Phase 1B data OS and PFS was the same as overall

• Subjects achieving a Partial Response (“PR”) or Stable Disease (“SD”) with ≥2 cycles also experienced higher OS/PFS (19.7 months/122 days), demonstrating that achieving CBR from Annamycin resulted in better outcomes

• No cardiotoxicity demonstrated in all subject data as noted by an independent expert.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 4, 2025

104	Cover page Interactive Data File (formatted as Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLECULIN BIOTECH, INC.

Date:	June 4, 2025

By:	/s/ Jonathan P. Foster
Jonathan P. Foster